UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

FISCALNOTE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39672	88-3772307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

1201 Pennsylvania Avenue NW
6th Floor
Washington, District of Columbia	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 793-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

FiscalNote Holdings, Inc. (the “Company”) held its annual meeting of stockholders on May 27, 2026 (the “2026 annual meeting”). At the 2026 annual meeting, the Company’s stockholders voted on four proposals, each of which was described in the Company’s definitive proxy statement on Schedule 14A for the 2026 annual meeting filed with the Securities & Exchange Commission on April 15, 2026 (the “2026 proxy statement”). The final voting results with respect to each proposal are set forth below.

Proposal 1

The Company’s stockholders elected each of the two Class I director nominees named in the 2026 proxy statement, to serve on the Board of Directors for a three-year term expiring at the Company’s 2029 annual meeting of stockholders or until their respective successors are duly elected and qualified or until their earlier resignation or removal, as set forth below.

Name of Director Nominee	For	Withhold	Broker Non- Votes
Key Compton	21,489,942	247,126	6,722,543
Timothy Hwang	21,484,901	252,167	6,722,543

Proposal 2

The Company’s stockholders voted to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the 2026 proxy statement, as set forth below. The Compensation Committee of the Board of Directors will consider the result of such vote in connection with its evaluation of the Company’s executive compensation programs for future periods.

For	Against	Abstain	Broker Non- Votes
21,500,772	173,462	62,834	6,722,543

Proposal 3

The Company’s stockholders voted to approve holding annual non-binding, advisory votes to approve the compensation paid to the Company’s named executive officers, as set forth below. The Board of Directors will consider the result of such vote in determining the frequency of future non-binding, advisory votes regarding executive compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non- Votes
21,450,842	190,597	26,533	69,096	6,722,543

Proposal 4

The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year, as set forth below.

For	Against	Abstain
28,118,673	224,144	116,794

There were no broker non-votes with respect to this proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FiscalNote Holdings, Inc.
(Registrant)

May 29, 2026	By	/s/ Todd Aman
Todd Aman
Chief Legal & Administrative Officer